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                            Everest Re Capital Trust

                              Preferred Securities
                 (liquidation amount $25 per preferred security)
             guaranteed to the extent set forth in the Guarantee by

                       Everest Reinsurance Holdings, Inc.


                             Underwriting Agreement


                                                                November 8, 2002


To the Underwriters named in the respective
   Pricing Agreements hereinafter described.

Ladies and Gentlemen:

From time to time Everest Re Capital Trust, a statutory trust formed under the laws of the State of Delaware (the "Trust"), and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Guarantor"), as depositor of the Trust, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust shall issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its Preferred Securities (the "Securities"), specified in Schedule I to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Designated Securities"), representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor to the extent set forth in the guarantee agreement (the "Guarantee") identified in such Pricing Agreement. If specified in such Pricing Agreement, the Trust and the Guarantor may grant to the Underwriters the right to purchase at their election an additional number of Securities as provided in Section 3 hereof (the "Optional Securities"). The Firm Designated Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Securities". The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the amended and restated trust agreement (the "Trust Agreement") identified in the Pricing Agreement. The proceeds of the sale of the Designated Securities and of common securities of the Trust (the "Common Securities") sold to the Guarantor are to be invested in junior

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subordinated debt securities of the Guarantor (the "Subordinated Debt
Securities"), to be issued pursuant to a junior subordinated indenture (the "Base Indenture"), as supplemented by a first supplemental indenture thereto (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture") identified in the Pricing Agreement. Upon the occurrence of certain events described in the Trust Agreement, the Subordinated Debt Securities may be distributed to the holders of the Designated Securities and the Common Securities.

As used in this Agreement (i) the term "Parent" refers to Everest Re Group, Ltd., (ii) the phrase "Material Adverse Effect on Guarantor" means a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole and
(iii) the phrase "Material Adverse Effect on Parent" means a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Parent and its subsidiaries taken as a whole.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"), if any. The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act on its or their own behalf without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm Designated Securities and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities and the terms of the corresponding Subordinated Debt Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Trust Agreement or the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. If there is more than one Underwriter, the obligations of such Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Guarantor and the Trust jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-97367) and one or more pre-effective amendments thereto (the "Initial Registration Statement") in respect of the Securities, the Subordinated Debt Securities, the Guarantee and certain other debt securities, preferred stock, common stock, warrants, stock purchase contracts, stock purchase units or a combination thereof have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, if any, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration

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     Statement"), filed pursuant to Rule 462(b) under the Securities Act of
     1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best of the Trust's and Guarantor's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendments thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, the Subordinated Debt Securities and the Guarantee, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Guarantor or the Parent filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by any Underwriter of

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     Designated Securities through the Representatives expressly for use in the
     Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) None of the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent, or any of the Parent's subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree material to the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent, or any of the Parent's subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or any material change in the long-term debt of the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent, or any of the Parent's subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent, or any of the Parent's subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Parent, the Guarantor and each of their respective subsidiaries has been duly incorporated and are validly existing as corporations in good standing (to the extent such concept is relevant) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus, and each of them has been duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent such concept is relevant) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Guarantor or the Parent; the Trust has been duly organized and is validly existing as a statutory trust in good standing under the laws of Delaware, with corporate power and authority to own properties and conduct business as described in the Prospectus; the Trust and the Guarantor have full corporate (and other) power and authority to enter into this Agreement and the Pricing Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it; this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Trust and the Guarantor; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; except for the trust agreement dated September 17, 1999, as amended on July 23, 2002, the Trust is not a party to, or otherwise bound by, any agreement and at the Time of Delivery will not be a party to, or otherwise bound by, any Agreement other than this Agreement, the Pricing

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     Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature; and the Trust is and will, under current law, be classified for United States Federal Income Tax purposes as a grantor trust and not as an association taxable as a corporation;

          (f) The Guarantor and Parent have an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Guarantor and the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; there are no outstanding beneficial interests in the Trust;

          (g) The Securities have been duly authorized on behalf of the Trust by the depositor of the Trust and upon delivery by the Trust to the Underwriters against payment therefor as set forth in this Agreement, will be duly and validly issued and are fully paid and non-assessable beneficial interests in the Trust and will be entitled to the benefits provided by the Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; the Securities conform to the description thereof contained in the Prospectus;

          (h) The holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

          (i) The Common Securities have been duly authorized on behalf of the Trust by the depositor of the Trust and upon delivery by the Trust to the Guarantor against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and are fully paid and non-assessable beneficial interests in the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; the Common Securities conform to the description thereof contained in the Prospectus; and at each Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

          (j) The Guarantee, the Trust Agreement, the Expense Agreement (as defined in the Trust Agreement), the Subordinated Debt Securities and the Indenture (the Guarantee, the Trust Agreement, the Expense Agreement, the Subordinated Debt Securities and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Trust Agreement, by the Trustees (as defined in the Trust Agreement) and, in the case of the Indenture, by the Trustee named therein (the "Debt Securities Trustee"), and, in the case of the Subordinated Debt Securities, when validly issued by the Guarantor and validly authenticated and delivered by the Debt Securities Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act; the Subordinated Debt Securities are entitled to the benefits of the Indenture; the Guarantor Agreements will be in substantially the forms filed as exhibits to the Registration Statement and conform to the description thereof in the Prospectus;

          (k) The issue and sale of the Securities and the Common Securities, the compliance by the Trust with all of the provisions of the Securities and any Over-allotment Option (as defined in Section 3 hereof) the purchase of the Subordinated Debt Securities by the Trust, the execution, delivery and

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     performance by the Trust of the Trust Agreement, this Agreement and the
     Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of (A) the organizational documents of the Trust or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except, in the case of this clause (B), for any such violation which, individually or in the aggregate, would not have a Material Adverse Effect on the Guarantor or a material adverse effect on the consummation by the Trust of the transactions contemplated by this Agreement and the Pricing Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities and the Common Securities by the Trust, the purchase of the Subordinated Debt Securities, or the consummation by the Trust of the transactions contemplated by this Agreement, the Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to the First Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (l) The issue by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement and the Pricing Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Guarantor or a material adverse effect on the consummation by the Guarantor of the transactions contemplated by this Agreement and the Pricing Agreement, nor will such action result in any violation of provisions of (A) the Certificate of Incorporation and Bylaws of the Guarantor or the organizational documents of any of its subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties, except, in the case of this clause (B), for any such violation which, individually or in the aggregate, would not have a Material Adverse Effect on the Guarantor; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Guarantor of the other transactions contemplated by this Agreement or the Pricing Agreement, except such as have been, or will have been prior to the First Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and distribution of the Securities by the Underwriters;

          (m) The execution, delivery and performance by Parent of the Supplemental Indenture will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Parent or any of its subsidiaries is a party or by which the Parent or any of its subsidiaries is bound or to which any of the property or assets of the Parent or any of its subsidiaries is subject,

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     except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Parent, nor will such action result in any violation of provisions of (A) the Memorandum of Association or Bye-Laws of the Parent or the organizational documents of any of its subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Parent or any of its subsidiaries or any of their properties, except, in the case of this clause (B), for any such violation which, individually or in the aggregate, would not have a Material Adverse Effect on the Parent; and the Supplemental Indenture has been duly authorized and when validly executed and delivered by the Parent will constitute a valid and legally binding obligation of the Parent, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (n) The statements set forth (A) in the Prospectus under the captions "Description of the Debt Securities", "Description of the Trust Preferred Securities", "Description of the Trust Preferred Securities Guarantee" and "Relationship of the Trust Preferred Securities, the Preferred Securities Guarantee and the Debt Securities Held by Everest Capital Trust", insofar as they purport to constitute a summary of the terms of the Securities, the Subordinated Debt Securities and the Guarantee, and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects; and (B) in the Prospectus as amended or supplemented under the captions "Summary Information - Q&A", "Risk Factors", "Terms of the Preferred Securities" and "Terms of the Junior Subordinated Debt Securities", insofar as they purport to constitute a summary of the terms of the Securities, the Subordinated Debt Securities and the Guarantee and "United States Federal Income Tax Consequences", "ERISA Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, will be accurate and complete in all material respects;

          (o) None of the Guarantor, any of the Guarantor's subsidiaries, the Parent or any of the Parent's subsidiaries is in violation of its Certificate of Incorporation, Memorandum of Association, Bylaws or other organizational documents, as applicable, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such as individually or in the aggregate would not have a Material Adverse Effect on the Guarantor or Parent;

          (p) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent or any of the Parent's subsidiaries is a party or of which any property of the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent or any of the Parent's subsidiaries is the subject, which, individually or in the aggregate might reasonably be expected to result in a Material Adverse Effect on the Guarantor or the Parent; and, to the best of the Trust's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (q) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or any political subdivision or taxing authority thereof or therein in connection with the transactions contemplated herein;

          (r) Neither the Trust nor the Guarantor is, and after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (s) None of the Trust, the Guarantor, any of the Guarantor's subsidiaries, the Parent or any of the Parent's subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Trust, the Guarantor or the Parent to facilitate the sale or resale of the Securities;

          (t) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Guarantor and its subsidiaries and the Parent and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (u) The consolidated financial statements and financial statement schedules of the Parent and its consolidated subsidiaries and Guarantor and its consolidated subsidiaries included in the Registration Statement and the Prospectus fairly present in all material respects the financial position of the Parent and the Guarantor and their respective consolidated subsidiaries and the results of operations and changes in financial condition and cash flows as of the dates and periods therein specified. Such financial statements and financial statement schedules have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as otherwise noted therein);

          (v) The Guarantor, the Guarantor's subsidiaries, the Parent and the Parent's subsidiaries, when necessary, are duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of any of them to be so licensed would not, individually or in the aggregate, have a Material Adverse Effect on the Guarantor or the Parent. The Guarantor, the Guarantor's subsidiaries, the Parent and the Parent's subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a Material Adverse Effect on the Guarantor or the Parent. The Guarantor, the Guarantor's subsidiaries, the Parent and the Parent's subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, have a Material Adverse Effect on the Guarantor or the Parent, and none of the Guarantor, any of the Guarantor's subsidiaries, the Parent or any of the Parent's subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration and qualification needs to be obtained by any of them, in any case, where it could be reasonably expected that (x) any of them would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a Material Adverse Effect on the Guarantor or the Parent; and no insurance regulatory authority having jurisdiction over the Guarantor, any of the Guarantor's subsidiaries, the Parent or any of the Parent's subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to any of them; and

          (w) Each certificate signed by any officer of the Trust or the Guarantor and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Trust or the Guarantor, as the case may be, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Trust and the Guarantor may specify in the Pricing Agreement applicable to any Designated Securities that the Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the Prospectus as amended or supplemented, for the sole purpose of covering over-allotments in the sale of the Designated Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Guarantor, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Guarantor and the Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Securities, if any, to be added to the number of Designated Securities to be purchased by each Underwriter (as set forth in Schedule I to the applicable Pricing Agreement) shall be, in each case, the number of Optional Securities set forth in the applicable Pricing Agreement; provided that, if such number of Optional Securities is not set forth in the applicable Pricing Agreement, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase pursuant to such Pricing Agreement.

     4. Certificates for the Designated Securities and the Optional Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to the Representatives for the account of each such Underwriter, against payment by each such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Trust to the Representatives at least forty-eight hours in advance of the Time of Delivery (as defined in this Section 4) as specified in such Pricing Agreement, (i) with respect to the Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Trust may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Trust may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5. The Trust and the Guarantor jointly and severally agree with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the Designated Securities, the Subordinated Debt Securities and the Guarantee in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly (or cause to be filed promptly) all reports and any definitive proxy or information statements required to be filed by the Guarantor or Parent with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, Subordinated Debt Securities or Guarantee and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, Subordinated Debt Securities or Guarantee of the suspension of the qualification of such Securities, Subordinated Debt Securities or Guarantee for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities, Subordinated Debt Securities or Guarantee or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities or the Subordinated Debt Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Trust nor the Guarantor shall be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

          (c) Prior to 10:00 A.M., New York City time, on the second New York Business Day (as defined in Section 15 hereof) next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities or the Subordinated Debentures and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, provided that any such amended Prospectus or supplement to the Prospectus required to be delivered following the expiration of nine months after the time of issue of the Prospectus shall be prepared and furnished at the expense of the Underwriters;

          (d) In the case of the Guarantor, to make generally available to its Securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement (as defined in Rule 158(c) under the Act) of the Guarantor and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions under Regulation M promulgated under the Act for such Designated Securities, as notified to the Guarantor by the Representatives and (ii) 30 days after the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of the Trust or the Guarantor, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or substantially similar to the Subordinated Debt Securities (that are subordinated to the Senior Indebtedness (as defined in the Indenture) of the Guarantor in a manner substantially similar to the subordination of the Subordinated Debt Securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive Securities, preferred securities or any such substantially similar securities of either the Trust or the Guarantor without the prior written consent of the Representatives;

          (f) In the case of the Guarantor, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein or in the Pricing Agreement and to enter into the Expense Agreement as set forth in the Trust Agreement;

          (g) In the case of the Guarantor, to purchase the Common Securities and to issue and sell the Subordinated Debt Securities as contemplated herein or in the Pricing Agreement;

          (h) To use their reasonable best efforts to remain eligible to use Form S-3 under the Act;

          (i) To use their best efforts to cause the Designated Securities to be listed on the New York Stock Exchange;

          (j) To use the net proceeds received by each of them from the sale of the Designated Securities and the Subordinated Debt Securities, as applicable, pursuant to this Agreement and the Pricing Agreement in the manner set forth in the Prospectus as amended or supplemented under the caption "Use of Proceeds";

          (k) If the Trust elects to rely upon Rule 462(b), the Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Trust shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

          (l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Parent's and the Guarantor's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

     6. The Trust and the Guarantor covenant and jointly and severally agree with the several Underwriters to pay the following: (i) the fees, disbursements and expenses of the Trust's and Guarantor's counsel and accountants in connection with the registration of the Designated Securities, the Guarantee and the Subordinated Debt Securities under the Act and all other out of pocket expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Trust Agreement, the Indenture, the Guarantee, any Blue Sky or similar investment surveys or memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities, the Guarantee and the Subordinated Debentures, for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky memoranda; (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debt Securities;
(v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities and the issuance of the Guarantee and the Subordinated Debt Securities; (vi) the cost of preparing certificates for the Designated Securities and the Subordinated Debt Securities; (vii) the cost and charges of any registrar or paying agent; (viii) the fees and expenses of any Trustee, Administrative Trustee, Property Trustee, Debt Securities Trustee and Guarantee Trustee, and any agent of any trustee and fees and disbursements of counsel for any trustee in connection with the Trust Agreement, Indenture, Guarantee and the Securities; (ix) all expenses and taxes arising as a result of the issuance, sale and delivery of the Designated Securities to or for the respective accounts of the Underwriters; (x) the cost of qualifying the Securities with the Depository Trust Company; (xi) all fees and expenses in connection with the listing of the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the Exchange Act; and (xii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Trust and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Trust and the Guarantor shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Securities, Subordinated Debt Securities and Guarantee shall have been filed with the Commission pursuant to

     Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Trust and the Guarantor have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Mayer, Brown, Rowe & Maw, U.S. counsel for the Trust and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to you, to the effect that:

               (i)   Each of this Agreement and the Pricing Agreement has been
          (A) duly authorized, executed and delivered by the Guarantor and (B) duly executed and delivered by the Guarantor, as Depositor on behalf of the Trust;

               (ii) The statements set forth (A) in the Prospectus under the captions "Description of the Debt Securities", "Description of the Trust Preferred Securities", "Description of the Trust Preferred Securities Guarantee" and "Relationship of the Trust Preferred Securities, the Preferred Securities Guarantee and the Debt Securities Held by Everest Capital Trust", insofar as they purport to constitute a summary of the terms of the Securities, the Subordinated Debt Securities and the Guarantee, and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects; and (B) in the Prospectus as amended or supplemented under the captions "Summary Information - Q&A", "Terms of the Preferred Securities" and "Terms of the Junior Subordinated Debt Securities", insofar as they purport to constitute a summary of the terms of the Securities, the Subordinated Debt Securities and the Guarantee and "ERISA Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, will be accurate and complete in all material respects;

               (iii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

               (iv) Neither the Trust nor the Guarantor is an "Investment Company", as such term is defined in the Investment Company Act;

               (v) The Guarantor has been duly incorporated and is validly existing as a corporation under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (vi) The Guarantor Agreements have been duly authorized, executed and delivered by the Guarantor and the Guarantor Agreements (other than the Trust Agreement) constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act;

               (vii) The Subordinated Debt Securities have been duly authorized, executed, issued and delivered by the Guarantor, constitute valid and binding obligations of the Guarantor, are entitled to the benefits provided by the Indenture and are enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding at equity or in law);

               (viii) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission; and

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the Subordinated Debt Securities or the consummation by the Guarantor of the transactions contemplated by this Agreement or the Pricing Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

        Such counsel shall also state that although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, except for those referred to in the opinion in subsection
     (ii) of this Section 7(c), no facts have come to its attention that have caused it to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust, the Guarantor or the Parent prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Trust or the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust and Guarantor and of public officials. Such opinions shall be limited to the federal laws of the United States and the laws of New York State. The parties acknowledge that, in rendering such opinions, such counsel is not rendering any opinion with respect to the insurance laws or regulations or any securities laws other than U.S. federal securities laws.

          References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

          (d) Joseph A. Gervasi, Vice President, General Counsel and Secretary of the Parent, shall have furnished to you a written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Guarantor and the Guarantor's subsidiaries, where necessary, are duly licensed to conduct an insurance or a reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of any of them to be so licensed would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Guarantor, and the Guarantor and the Guarantor's subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Guarantor. The Guarantor and the Guarantor's subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Guarantor, and none of the Guarantor or the Guarantor's subsidiaries have received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by any of them, in any case where it could be reasonably expected that (x) the Guarantor and the Guarantor's subsidiaries would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a Material Adverse Effect on the Guarantor; and no insurance regulatory authority having jurisdiction over the Guarantor or the Guarantor's subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to any of them;

               (ii) Other than as set forth in the Registration Statement or the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Guarantor, the Guarantor's subsidiaries, the Parent and the Parent's subsidiaries is a party or of which any property of any of them is the subject which, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect on the Parent or the Guarantor; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iii) Such counsel does not know of any contract or document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not so filed, incorporated by reference or described;

               (iv) The issue and sale of the Designated Securities, the Subordinated Debt Securities and the Guarantee being delivered at such Time of Delivery, the compliance by the Guarantor and Trust with all of the provisions of this Agreement, the Pricing Agreement and the Guarantor Agreements, the compliance by the Parent with the Supplemental Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Guarantor, the Guarantor's subsidiaries, the Parent and the Parent's subsidiaries are a party or by which any of them are bound or to which any of them are subject, or any statute or any rule, regulation or order known to such counsel of any court or governmental agency or body having jurisdiction over any of them or any of their properties (except for such conflicts, breaches, violations or defaults which do not or would not, individually or in the aggregate have a Material Adverse Effect on the Parent or the Guarantor), or (B) any provision of the Memorandum of Association, Certificate of Incorporation, Bylaws or other organizational documents of the Guarantor or Parent or the organizational documents of any of their subsidiaries;

               (v) No consent, approval, authorization or order of, or registration, qualification or filing with, any court or governmental agency or body having jurisdiction over the Trust, the Guarantor, any subsidiary of the Guarantor or any of their respective properties is required for the issue and sale of the Designated Securities or the consummation by the Guarantor and the Trust of the transactions contemplated by this Agreement or the Pricing Agreement under state or foreign insurance laws;

               (vi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

               (vii) Neither the Guarantor nor any subsidiary of the Guarantor is (i) in violation of its respective charter or bylaws or other organizational documents or (ii) to the knowledge of such counsel, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in the case of clause
          (ii), for such as, individually or in the aggregate, would not have a Material Adverse Effect on the Guarantor;

        Such counsel shall also state that although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, nothing has come to his attention which has caused him to believe that any of the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no belief), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust, the Guarantor, the subsidiaries of the Guarantor, the Parent, the subsidiaries of the Parent and of public officials. Such opinions shall be limited to the federal laws of the United States and the laws of the State of New Jersey and the insurance laws of the State of Delaware.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (e) Richards, Layton & Finger, P.A., special Delaware Counsel to the Trust and the Guarantor, shall have furnished to you, the Guarantor and the Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made;

               (ii) Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

               (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Guarantor and the Trustees, and is enforceable against the Guarantor and the Trustees, in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iv) Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to (a) execute and deliver the Pricing Agreement (incorporating this Underwriting Agreement) and to perform its obligations under this Underwriting Agreement and the Pricing Agreement, and (b) issue and perform its obligations under the Securities and the Common Securities;

               (v) Under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Pricing Agreement (incorporating this Underwriting Agreement) and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

               (vi) The Expense Agreement has been duly authorized, executed and delivered by the Trust.

               (vii) The Designated Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities Certificates and the issuance of replacement Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

               (viii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Trust;

               (ix) Under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights;

               (x) The issuance and sale by the Trust of the Designated Securities and the Common Securities, the execution and delivery of the Pricing Agreement (incorporating this Underwriting Agreement) and performance by the Trust of this Underwriting Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

               (xi) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities. In rendering the opinion expressed in this paragraph (xi), such counsel need express no opinion concerning the securities laws of the State of Delaware; and

               (xii) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware;

          (f) Mayer, Brown Rowe & Maw, tax counsel for the Trust and the Guarantor, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms the matters set forth in the Prospectus as amended or supplemented under the caption "United States Federal Income Tax Consequences";

          (g) Conyers, Dill & Pearman, Bermuda counsel for the Parent, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) The Parent is duly incorporated and existing under the laws of Bermuda in good standing (meaning that it has not failed to make any required filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda), and the Parent has the necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Parent has the necessary corporate power and authority to enter into and perform its obligations under the Supplemental Indenture and the Parent Side Letter. The execution and delivery of the Supplemental Indenture and the Parent Side Letter by the Parent and the performance by the Parent of its obligations thereunder will not violate the memorandum of association or bye-laws of the Parent nor any applicable law, regulation, order or decree in Bermuda;

               (iii) The Parent has taken all corporate action required to authorize the execution, delivery and performance of the Supplemental Indenture and the Parent Side Agreement (as defined herein). The Supplemental Indenture and the Parent Side Agreement have been duly executed by or on behalf of the Parent and constitute the valid and binding obligations of the Parent enforceable in accordance with their respective terms;

               (iv) No order, consent, approval, license, authorization or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of the Supplemental Indenture, except such as have been duly obtained in accordance with Bermuda law and which are in full force and effect;

               (v) The Parent is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Supplemental Indenture;

               (vi) The Parent has the necessary corporate power and authority, and has taken all corporate action required, to appoint Joseph A. Gervasi, Vice President, General Counsel and Secretary of the Parent as agent for the receipt of any service of process with respect to actions arising out of or in connection with any suit, action or proceeding based on the Supplemental Indenture;

               (vii) The appointment by the Parent of Joseph A. Gervasi, Vice President, General Counsel and Secretary of the Parent as agent for the receipt of any service of process in connection with any matter arising out of or in connection with the Supplemental Indenture is a valid and effective appointment, if such appointment is valid under the laws of New York and if no other procedural requirements are necessary in order to validate such appointment;

               (viii) The Parent's agreement to the choice of law provisions set forth in the Supplemental Indenture is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (A) which such court considers to be procedural in nature, (B) which are revenue or penal laws or (C) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. To the extent Bermuda law is applicable, the submission in the Supplemental Indenture to the exclusive jurisdiction of the courts of New York is valid and binding upon the Parent; and

               (ix) The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the federal courts of New York against the Parent based upon the Supplemental Indenture under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

          (h) At the Time of Delivery for such Designated Securities, and, if so specified in the Pricing Agreement, on the date of the Pricing Agreement, the independent accountants of the Parent and the Guarantor who have certified the financial statements of the Parent and Guarantor and their subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of such Time of Delivery and, if applicable, such date of the Pricing Agreement, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (i) (i) None of the Trust, the Guarantor, the Parent or any of their subsidiaries taken as a whole shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Trust, the Guarantor, the Parent or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position or results of operations of the Trust, the Guarantor, the Parent and their subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities, and (iii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, there shall not have been any decrease in the consolidated shareholders' equity of the Guarantor or the Parent except for mark to market adjustments related to investments available for sale that do not exceed 10% of the consolidated shareholders' equity of the Parent or the Guarantor;

          (j) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Parent's or the Guarantor's debt securities or preferred stock, if applicable, or the Parent's or the Guarantor's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the

     Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Parent's or the Guarantor's debt securities or preferred stock or the Parent's or the Guarantor's financial strength or claims paying ability, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

          (k) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Parent's, the Guarantor's or the Trust's securities, if any, on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities or Optional Securities or both on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

          (l) The Securities at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (m) The Trust shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Securities;

          (n) The Trust and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Trust and the Guarantor reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Trust, the Guarantor and the Parent of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Representatives may reasonably request;

          (o) There shall not exist any circumstances beyond the control of the Underwriters, that make it impossible, impracticable or illegal or cause any of them to be in breach of any restriction (whether fiduciary, regulatory or otherwise) which may be claimed by any person, for the obligations of the Underwriters in connection with transactions contemplated in this Agreement to be cleared or transferred through the clearance system or by the settlement procedure normally utilized to clear or settle such obligations.

          (p) The Parent shall have entered into an agreement (the "Parent Side Agreement") in the form of Annex III hereto regarding the issue and sale of certain types of securities without the prior written consent of the Representatives;

     8. (a) The Trust and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, Subordinated Debt Securities or Guarantee or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, Subordinated Debt Securities or Guarantee or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Trust or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities; and provided, further, that neither the of the Trust nor the Guarantor shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Trust has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or Prospectus which was (i) identified in writing to such Underwriter at or prior to the earlier of the filing with the Commission or the furnishing to such Underwriter of the Prospectus or Prospectus as then amended or supplemented and
(ii) corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

     (b) Each Underwriter will indemnify and hold harmless the Trust and Guarantor against any losses, claims, damages or liabilities to which the Trust or Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Trust or Guarantor, as applicable, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may

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

have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall, without the written consent of the indemnifying party (such written consent not to be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending action or claim in respect of which indemnification or contribution is sought hereunder if the indemnifying party has assumed the defense of such action or claim.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust, less the total underwriting compensation paid by the Trust or Guarantor, bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other

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

expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Trust and the Guarantor under this Section 8 shall be in addition to any liability which the Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trust and Guarantor, to each administrative trustee of the Trust and to each person, if any, who controls the Trust or the Guarantor within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities or Optional Securities, as the case may be, then the Trust and Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Trust or Guarantor that they have so arranged for the purchase of such Securities, or the Trust or Guarantor notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Trust or Guarantor shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust or Guarantor agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Designated Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Trust or Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Designated Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Designated Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust as provided in subsection (a) above, the aggregate number of Designated Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Designated Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Guarantor except for the expenses to be borne by the Trust and Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Trust, Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Parent or the Guarantor or any officer or director or controlling person of the Trust, the Parent or the Guarantor, and shall survive delivery of and payment for the Designated Securities.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, neither the Trust nor Guarantor shall then be under any liability to any Underwriter with respect to the Designated Securities or Optional Securities covered by such Pricing Agreement, except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Designated Securities are not delivered by or on behalf of the Trust as provided herein, the Trust or Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but neither the Trust nor the Guarantor shall then be under any further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust or the Guarantor shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the agent for service of process set forth in the Registration Statement, with a copy thereof (which copy shall not constitute notice to the Trust or Guarantor) sent by facsimile transmission to Mayer, Brown, Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603, facsimile number (312) 701-7711, Attention: Carol S. Rivers, Esq.; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Trust and the Guarantor and each person who controls the Trust, Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Trust and the Guarantor irrevocably waive any immunity to jurisdiction to which they may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against any of them arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York court. Each of the Trust and Guarantor have appointed Joseph A. Gervasi, Vice President, General Counsel and Secretary of the Parent, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Trust and Guarantor represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Trust and Guarantor shall be deemed, in every respect, effective service of process upon the Trust and Guarantor, respectively.

     15. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business, and the term "New York Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

     16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.




                                          Very truly yours,

                                          EVEREST RE CAPITAL TRUST

                                          By: Everest Reinsurance Holdings,
                                              Inc. as Depositor

                                          By: /s/ Stephen L. Limauro
                                             -----------------------------------
                                             Name:  Stephen L. Limauro
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



                                          EVEREST REINSURANCE HOLDINGS, INC.

                                          By: /s/ Stephen L. Limauro
                                             -----------------------------------
                                             Name:  Stephen L. Limauro
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Accepted as of the date hereof:


SALOMON SMITH BARNEY


As Representatives of the Underwriters Named in Schedule I hereto


/s/ Richard G. Spiro
--------------------
On behalf of each of the Underwriters named on Schedule I hereto

                                     Form of
                                PRICING AGREEMENT

To the Underwriters named in
Schedule I to the Underwriting Agreement

c/o ____________________
__________________________
___________________________
_________________, ______

Dear Sirs:

Everest Re Capital Trust, a statutory trust formed under the laws of the State of Delaware (the "Trust") and Everest Reinsurance Holdings, Inc, a Delaware corporation (the "Guarantor"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated November [], 2002 (the "Underwriting Agreement"), between the Trust and the Guarantor on the one hand and the Underwriters named in Schedule I to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.

Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in
Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

The Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities described below on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. The number of Optional Securities, if any, to be added to the number of Designated Securities to be purchased by each Underwriter shall be that proportion of the Optional Designated Securities described in Schedule II hereto which the number of Designated Securities to be purchased by such Underwriter bears to the aggregate number of Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Trust and the Guarantor given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives, the Guarantor and the Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Guarantor for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                          Very truly yours,


                                          EVEREST REINSURANCE HOLDINGS, INC.


                                          By: /s/ Stephen L. Limauro
                                             -----------------------------------
                                          Name:  Stephen L. Limauro
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                          EVEREST RE CAPITAL TRUST

                                          By: Everest Reinsurance Holdings, Inc,
                                              as Depositor

                                          By:  /s/ Stephen L. Limauro
                                             -----------------------------------
                                          Name:  Stephen L. Limauro
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Accepted as of the date hereof:

SALOMON SMITH BARNEY

As Representatives of the Underwriters Named in Schedule I hereto


/s/ Richard G. Spiro
------------------------------
On behalf of each of the Underwriters named on Schedule I hereto

                                   SCHEDULE I

                                                          Number of Designated
                                                            Securities to be
                                                                          --
                         Underwriters                           Purchased
                         ------------                           ---------
 ....................................................
 ....................................................
 ....................................................
 ....................................................
 ....................................................
 ....................................................
                                                          ----------------------

        Total .......................................

                                                          ======================

                                   SCHEDULE II

DESIGNATED TRUST:

Everest Re Capital Trust

TITLE OF DESIGNATED SECURITIES:

____%  Preferred Securities

AGGREGATE PRINCIPAL AMOUNT:

Aggregate principal amount of Designated Securities:
$__________

Maximum aggregate principal amount of Optional Designated Securities: $________

PRICE TO PUBLIC:

____% of the principal amount of the Designated Securities

PURCHASE PRICE BY UNDERWRITERS:

____% of the principal amount of the Designated Securities

UNDERWRITERS' COMPENSATION:

$___ per Designated Security

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

New York Clearing House same-day funds

ACCOUNTANTS' LETTER TO BE DELIVERED ON DATE OF PRICING AGREEMENT:

Yes.

TRUST AGREEMENT:

Amended and Restated Trust Agreement dated ____________, between the Guarantor and the Trustees named therein

INDENTURE:

Junior Subordinated Indenture dated as of __________________, between the Guarantor and _________________, as Debenture Trustee (the "Indenture")

GUARANTEE:

Guarantee Agreement, dated as of _________________, between Guarantor and Guarantee Trustee

MATURITY:

INTEREST RATE:

____%

INTEREST PAYMENT DATES:

EXTENSION PERIOD:

REDEMPTION PROVISIONS:

The redemption provisions set forth in Section [_] of the Trust Agreement shall apply to the Designated Securities.

SINKING FUND PROVISIONS:

No sinking fund provisions.

[FIRST] TIME OF DELIVERY:

10:00 a.m., New York City time _______ ___, ____

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

                                                                        Annex II

                               Accountants' Letter

     Pursuant to Section 7(p) of the Underwriting Agreement, the Parent's and the Guarantor's independent certified public accountants shall furnish letters to the effect that:

                   [INSERT FORM OF PWC LETTER, AS NEGOTIATED]

                                                                       Annex III
                             Parent's Side Agreement

     Pursuant to Section 7(p) of the Underwriting Agreement, the Parent shall enter into an agreement to the effect that:

             [INSERT FORM OF Parent's SIDE AGREEMENT, AS NEGOTIATED]

                                     III-1